SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 19, 1996
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                          Palatin Technologies, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


       0-22686                                            95-4078884
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(Commission File Number)                   (IRS Employer Identification Number)


          214 Carnegie Center, Suite 100,Princeton, New Jersey 08540
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         (Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code (609) 520-1911
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         (Former Name or Former Address, if Changed Since Last Report)














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ITEM 5.           OTHER EVENTS.

     In connection with the consummation on June 25, 1996 of the merger (the "Merger") of Interfilm Acquisition Corporation ("InSub"), a wholly owned subsidiary of the registrant, with and into RhoMed Incorporated ("RhoMed") pursuant to an Agreement and Plan of Reorganization by and among the registrant, InSub and RhoMed, dated as of April 12, 1996, the registrant amended its Restated Certificate of Incorporation on July 19, 1996 pursuant to a Certificate of Amendment (the "Charter Amendment") to its Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware. The Charter Amendment (i) changed the registrant's name from "Interfilm, Inc." to "Palatin Technologies, Inc.", (ii) increased the total number of authorized shares of the registrant's common stock, par value $.01 per share (the "Common Stock"), from 10,000,000 to 25,000,000, and (iii) effected a 1-for-10 reverse split of the Common Stock.

     In connection with the filing of the Charter Amendment, the ticker symbol under which the Common Stock is currently traded on the OTC Electronic Bulletin Board has been changed from "IFLM" to "PLTN", effective as of July 22, 1996. The registrant also has adopted a new corporate seal and a new form of stock certificate for the Common Stock.

     Effective August 1, 1996, the number of directors on the Board of Directors of the registrant has, in accordance with the registrant's By-laws, been set at five, and James O'Brien and Richard Murphy have been appointed to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (c)      Exhibit 3.1         Restated Certificate of
                                      Incorporation of the Company.

                  Exhibit 3.2         Amendment to the Restated
                                      Certificate of Incorporation of the
                                      Company, filed on July 19, 1996.

                  Exhibit 3.3 Amended Certificate of Designation of Series A Preferred Stock of the Company, filed on June 24, 1996.

                  Exhibit 3.4 Amended Certificate of Designation of Series B Preferred Stock of the Company, filed on June 24, 1996.

                  Exhibit 4.1 Specimen form of the Company's Common Stock certificate.

                  Exhibit 99.1        Press Release, dated July 22, 1996.

ITEM 8.           CHANGE IN FISCAL YEAR.

     On July 26, 1996, the registrant's Board of Directors approved the change in the registrant's fiscal year end from December 31 to June 30. The change will be effective for the period ended June 30, 1996.

     RhoMed, now a wholly-owned subsidiary of the registrant, has a fiscal year end of August 31. The registrant's Annual Report on Form 10-KSB for the period ended June 30, 1996 will cover the transition period from September 1, 1995 (the beginning of RhoMed's fiscal year) to June

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30, 1996, since the Merger will be treated, for accounting purposes, as a recapitalization of RhoMed with RhoMed as the acquirer (a reverse acquisition).
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PALATIN TECHNOLOGIES, INC.


                                          By /s/ John J. McDonough
                                             --------------------------------
                                             Name:   John J. McDonough
                                             Title:  Vice President and


                                                   Chief Financial Officer

Date: August 9, 1996


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